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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2003

                            STERLING BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           TEXAS                         0-20750                 74-2175590
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 466-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 16, 2003, Sterling Bancshares, Inc., Sterling Bank and CMCR Holding Company entered into a definitive Stock Purchase Agreement with RBC Mortgage Company, an indirect wholly owned subsidiary of Royal Bank of Canada, for the sale of all of the outstanding capital stock of Sterling Capital Mortgage Company ("SCMC") to RBC Mortgage Company.

     On September 30, 2003, Sterling Bancshares announced that CMCR Holding Company, a majority owned indirect subsidiary of Sterling Bancshares, had completed the sale of all the capital stock of SCMC. Under the terms of the Stock Purchase Agreement, RBC Mortgage Company purchased all of the outstanding shares of the capital stock of SCMC, including Sterling Bancshares' indirect interest in SCMC. The purchase price for SCMC was $100 million, subject to post-closing adjustments, and was payable in cash. The gross proceeds available to Sterling Bancshares for its indirect interest were $74.2 million. The amount of the consideration received for the sale of SCMC was determined by arms'-length negotiations among Sterling Bancshares, the remaining owners of SCMC and the purchaser.

     The summary of the transaction described above is qualified in its entirety by reference to the Stock Purchase Agreement dated as of July 16, 2003 by and among Sterling Bancshares, Inc., Sterling Bank, CMCR Holding Company and RBC Mortgage Company, as amended by Amendment No. 1 to Stock Purchase Agreement dated September 30, 2003, copies of which are attached as exhibits hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Attached hereto as Exhibit 99.2, and incorporated by reference herein, is the following pro forma financial information:

     Basis of Presentation

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30,
     2003

     Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2002

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

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(c)  EXHIBITS.

*Exhibit 2.1   Stock Purchase Agreement dated as of July 16, 2003 by and
               among Sterling Bancshares, Inc., Sterling Bank, CMCR Holding
               Company and RBC Mortgage Company.

*Exhibit 2.2   Amendment No. 1 to Stock Purchase Agreement dated as of
               September 30, 2003, by and among Sterling Bancshares, Inc.,
               Sterling Bank, CMCR Holding Company and RBC Mortgage Company.

+Exhibit 99.1  Press release dated September 30, 2003 announcing the completion of the sale of SCMC to RBC Mortgage Company. [Incorporated by reference to Exhibit 99.1 of Sterling Bancshares' Current Report on Form 8-K filed on October 2, 2003 (File No. 000-20750).]

*Exhibit 99.2  Unaudited Pro Forma Consolidated Financial Statements
               including Basis of Presentation, Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003, Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2002, and Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

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+  Incorporated by reference.
*   Filed herewith.

                                      -3-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STERLING BANCSHARES, INC.

Date:  October 15, 2003

                                      By: /s/ Stephen C. Raffaele
                                          -----------------------------
                                          Stephen C. Raffaele,
                                          Executive Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

*Exhibit 2.1   Stock Purchase Agreement dated as of July 16, 2003 by and
               among Sterling Bancshares, Inc., Sterling Bank, CMCR Holding
               Company and RBC Mortgage Company.

*Exhibit 2.2   Amendment No. 1 to Stock Purchase Agreement dated as of
               September 30, 2003, by and among Sterling Bancshares, Inc.,
               Sterling Bank, CMCR Holding Company and RBC Mortgage Company.

+Exhibit 99.1  Press release dated September 30, 2003 announcing the completion of the sale of SCMC to RBC Mortgage Company.
               [Incorporated by reference to Exhibit 99.1 of Sterling
               Bancshares' Current Report on Form 8-K filed on October 2, 2003
               (File No. 000-20750).]

*Exhibit 99.2  Unaudited Pro Forma Consolidated Financial Statements
               including Basis of Presentation, Unaudited Pro Forma Condensed
               Consolidated Balance Sheet as of June 30, 2003, Unaudited Pro
               Forma Condensed Consolidated Statement of Income for the Year
               Ended December 31, 2002, and Notes to Unaudited Pro Forma
               Condensed Consolidated Financial Statements.

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+  Incorporated by reference.
*   Filed herewith.